UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22590

Lazard Alternative Strategies 1099 Fund

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

                New York, NY 10112

(Address of principal executive offices) (Zip code)

Mr. Brian Simon

30 Rockefeller Plaza

        New York, NY 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-632-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Financial Statements

As of March 31, 2012 and for the Period from November 1, 2011 (Commencement of Operations) through March 31, 2012 and Report of Independent Registered Public Accounting Firm

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

May 2012

Dear Investor,

Lazard Alternative Strategies 1099 Fund (the “Fund”) posted a 1.6% return over the five month period from its commencement of operations on November 1, 2011 through March 31, 2012.

November 1, 2011 to March 31, 2012
Rate of Return
Lazard Alternative Strategies 1099 Fund[1]	1.6%

Investment by Strategy2

For the five-month period ended March 31, 2012, domestic, international and emerging equity markets were almost all positive. The S&P 500, Dow Jones and Nasdaq composite were up 12.4%, 10.5% and 15.2%, respectively. European markets were up across the board with the FTSE, DAX and CAC 40 rising 4.0%, 13.1% and 5.6%, respectively. Asian markets were generally positive with the MSCI Asia index up 5.1%. Emerging markets rallied to positive during the 1st quarter of 2012, with the MSCI Emerging Markets Index gaining 4.7% over the five-month period. BRIC countries were mixed as Brazilian and Russian equities were positive while Chinese and Indian equities were negative.

Monetary stimulus did little to drive commodity prices up over the five-month period. Commodities did an about face with a spectacular dive from the prior year. Soft commodities such as cotton, coffee, and cocoa all fell more than 8.5%. Metals continued the negative trend with aluminum, lead, and nickel falling between 2% and 9%. Precious metals such as gold and silver continued the downward trend, falling more than 3.2% each. Energy was mixed with crude oil rising more than 10% while natural gas continued its downward spiral, losing more than 45%.

The U.S. Treasury yield curve rose steadily across all points. The yields farthest out on the curve rose the most as 30 year yields rose twenty points. Other points along the curve rose between five and ten basis points.

[1]	Past performance is not a reliable indicator of future results.
[2]	As of March 31, 2012. Allocations are subject to change.

The US Dollar was mixed against key currencies: roughly flat against the British Pound, appreciating 6% against the Japanese Yen but depreciating against the Euro by 3.7%. The greenback was mixed against most emerging market currencies. It appreciated by more than 3% against the Argentine Peso, Indian Rupee, and Brazilian Real while it fell more than 3% against the Mexican Peso, Russian Ruble and South African Rand. The opportunities in security selection look robust, particularly with early signs of falling correlation and rising differentiation with markets responding to security-specific fundamentals. There continues to be significant dislocation in the pricing of structural complexity across certain asset types, particularly in cross-border special situations.

We believe the Fund is balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a portfolio balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, we intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt Director Lazard Asset Management LLC Lazard Alternatives, LLC	Christian Frei Director Lazard Asset Management LLC Lazard Alternatives, LLC	Chris Heasman Director Lazard Asset Management LLC Lazard Alternatives, LLC

References to underlying managers or funds should not be considered a recommendation to purchase or sell any particular underlying managers or funds. There is no assurance that any investments discussed herein will remain in the Fund’s portfolio. The investments discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings. It should not be assumed that any of the investments discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the investments discussed herein. Allocations and underlying fund selection are subject to change. There is no assurance that the Fund will achieve its investment objective. The Fund has a limited operating history. The investment return and principal value of an investment in the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more, or less, than their original cost.

The performance of the Fund is largely dependent on the talents and efforts of certain individuals. There can be no assurance that investment professionals responsible for managing the Fund will continue to be associated with the firm and the failure to retain such investment professionals could have an adverse effect on the Fund.

Unlike traditional mutual funds, an investment in the Fund is not liquid and no public market exists for shares of the Fund and none is expected to develop in the future. The Fund may, from time to time, offer to repurchase a certain number of shares in amounts and on terms and conditions as the Board of Trustees may determine; however, the Fund is not required to do so. Additionally, there may be substantial restrictions on a shareholder’s ability to transfer shares of the Fund.

While the Fund is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and its shares are registered under the Securities Act, it is not anticipated that any of the underlying funds will be registered with the SEC, although certain of the investment advisers of such funds may be so registered. Therefore, the underlying funds may be subject to little or no regulatory supervision. An investment in the Fund is not suitable for all investors. Specifically, an investment in the Fund, and alternative investments generally, is only appropriate for experienced and sophisticated investors who are willing and able to bear the risks associated with such an investment. Investors should carefully review and consider these potential risks before investing, including those relating specifically to the Fund’s structure as a fund that invests in underlying hedge funds. Please consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For more complete information about the Fund, and to obtain a prospectus, you may call (800) 823-6300 or visit www.LazardNet.com. The prospectus contains investment objectives, risks, charges, and expenses and additional information about the Fund not included in this document. Please read the prospectus carefully before investing.

To qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Fund must satisfy certain requirements, including, among others, asset diversification and income distribution. Disqualification as a RIC would have a material adverse affect on the value of the Fund’s shares and the amount of the Fund’s distributions to shareholders.

The underlying funds in which the Fund may invest are charged asset based fees by the investment managers of such funds which are generally expected to range from 1% to 3% of assets under management in addition to performance based compensation generally expected to be between 10% and 30% of annual net profits, but may vary. An investment manager of an underlying investment fund will receive performance compensation to which it is entitled irrespective of the performance of other underlying investment funds. As such, an underlying investment fund with positive performance may receive performance compensation from the Fund even if the Fund’s overall return is negative. These fees and expenses may offset the Fund’s profits.

Information and opinions presented have been obtained or derived from sources believed by Lazard to be reliable. Lazard makes no representation as to their accuracy or completeness. All opinions expressed herein are as of 31 March 2012 and are subject to change.

© 2012 Lazard Asset Management LLC

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA

Tel: +1 215 246 2300 Fax: +1 215 569 2441 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lazard Alternative Strategies 1099 Fund:

We have audited the accompanying statement of assets, liabilities, and net assets of Lazard Alternative Strategies 1099 Fund (formerly known as Lazard Multi-Strategy 1099 Fund) (a Delaware Statutory Trust) (the “Fund”), including the schedule of investments, as of March 31, 2012, and the related statements of operations, changes in net assets and cash flows for the period from November 1, 2011 (commencement of operations) through March 31, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2012, by correspondence with underlying fund advisers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies 1099 Fund as of March 31, 2012, the results of its operations, changes in its net assets and its cash flows for the period from November 1, 2011 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $24,602,408 (82.82% of total assets) as of March 31, 2012, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 30, 2012

Member of

Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2012

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (88.82%) #
Event Driven (18.62%)
Greywolf Capital Overseas Fund	$1,250,000	4.74%	$1,312,543
Hudson Bay International Fund, Ltd.	750,000	2.80%	777,031
Litespeed Offshore Fund Ltd.	1,125,000	4.60%	1,273,249
Mudrick Distressed Opportunity Fund Offshore Ltd.	1,250,000	4.64%	1,284,359
Numen Credit Opportunities Fund Inc.	500,000	1.84%	509,320

	4,875,000		5,156,502

Long/Short (25.77%)
Bramshott Europe Fund, PLC	625,000	2.28%	632,434
Harvey SMidCap Offshore Fund, Ltd.	1,000,000	3.74%	1,034,953
Lakewood Capital Offshore Fund Ltd.	1,125,000	4.29%	1,188,278
Occitan Feeder Fund Inc.	750,000	2.42%	669,041
Permian Fund, Ltd.	875,000	3.57%	988,890
Seminole Offshore Fund Ltd.	1,000,000	3.78%	1,047,865
Tempus Quo Offshore Fund, Ltd.	750,000	2.70%	748,689
Whitney Japan Investors	875,000	2.99%	829,253

	7,000,000		7,139,403

Relative Value (27.94%)
Arrowgrass International Fund, Ltd.	1,000,000	3.63%	1,004,219
Blue Mountain Credit Alternatives Fund Ltd.*	1,000,000	3.77%	1,044,879
Chenavari Multi-Strategy Credit Fund Limited	750,000	2.79%	774,088
GCA Credit Opportunities Offshore Fund, Ltd.	875,000	3.24%	898,930
Pelagus Capital Fund Inc.	625,000	2.31%	640,617
QFR Victoria Fund, Ltd.	1,125,000	4.28%	1,184,655
Revelation Special Situations Offshore Fund Ltd.	1,000,000	3.57%	989,125
WAF Offshore Fund, Ltd. *	1,125,000	4.35%	1,203,699

	7,500,000		7,740,212

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2012 (concluded)

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (88.82%)# (concluded)
Tactical Trading (16.49%)
CCP Quantitative Fund Ltd.	$500,000	1.88%	$521,108
Diamondback Offshore Fund Ltd.	1,000,000	3.71%	1,027,190
Discovery Global Focus Fund, Ltd.**	1,000,000	3.98%	1,101,246
Keynes Leveraged Quantitative Strategies Fund	500,000	1.74%	480,773
Kohinoor Core Fund	500,000	1.61%	445,875
Rubicon Global Fund	1,000,000	3.57%	990,099

	4,500,000		4,566,291

Total Investments in Portfolio Funds	$23,875,000		24,602,408

Other Assets, Less Liabilities (11.18%)			3,095,575

Net Assets (100.00%)			$27,697,983

#	Non-income producing securities.
*	Portfolio Fund has investor level gate provisions. (See note 4)
**	Semi-annual liquidity.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Assets, Liabilities and Net Assets

March 31, 2012
Assets
Investments in Portfolio Funds, at fair value (cost $23,875,000)	$24,602,408
Cash	793,202
Investments in Portfolio Funds paid in advance	2,200,000
Redemption receivable from Portfolio Funds	1,561,466
Due from affiliate	486,800
Deferred offering costs	62,439

Total assets	29,706,315

Liabilities
Subscriptions received in advance	1,780,000
Advisory fee payable	98,498
Professional fees payable	53,971
Board of Trustees’ fees payable	17,500
Service fee payable	16,418
Distribution fee payable	3,282
Other accrued expenses	38,663

Total liabilities	2,008,332

Net assets	$27,697,983

Represented by:
Share capital transactions (net)	$27,285,000
Accumulated net investment loss	(246,858)
Accumulated net realized losses	(67,567)
Accumulated net unrealized appreciation on investments	727,408

Net assets	$27,697,983

Net asset value per share	$101.62

Number of authorized shares	unlimited
Number of outstanding shares	272,566.274

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Operations

For the period from November 1, 2011 (Commencement of Operations) to March 31, 2012
Expenses
Organizational and offering expenses	$414,509
Advisory fee	161,477
Professional fees	110,984
Accounting and administration fees	60,833
Service fee	26,913
Board of Trustees’ fee	17,500
Custodian fees	15,067
Distribution fee	5,383

Total expenses	812,666

Expense reimbursements	(565,808)

Net investment loss	(246,858)

Net realized and unrealized gain/loss on investments in Portfolio Funds
Net realized loss from investments in Portfolio Funds	(67,567)
Unrealized appreciation on investments in Portfolio Funds	727,408

Net realized and unrealized gain/loss on investments in Portfolio Funds	659,841

Net increase in net assets resulting from operations	$412,983

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

For the period from November 1, 2011 (Commencement of Operations) to March 31, 2012
Net assets, beginning of period	$—
Operating activities
Net investment loss	(246,858)
Net realized loss from investments in Portfolio Funds	(67,567)
Unrealized appreciation on investments in Portfolio Funds	727,408

Net increase in net assets resulting from operations	412,983

Share capital transactions
Proceeds from issuance of shares	27,285,000

Net increase in net assets resulting from share capital transactions	27,285,000

Net increase in net assets	27,697,983

Net assets, end of period	$27,697,983 *

*	Includes accumulated net investment loss of $246,858.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$412,983
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of Portfolio Funds, net of change in investments in Portfolio Funds paid in advance	(28,325,000)
Proceeds from redemption of Portfolio Funds, net of change in redemption receivable from Portfolio Funds	620,967
Net realized loss from investments in Portfolio Funds	67,567
Unrealized appreciation on investments in Portfolio Funds	(727,408)
Increase in due from affiliate	(486,800)
Increase in deferred offering costs	(62,439)
Increase in advisory fee payable	98,498
Increase in professional fees payable	53,971
Increase in Board of Trustees’ fees payable	17,500
Increase in service fee payable	16,418
Increase in distribution fee payable	3,282
Increase in other accrued expenses	38,663

Net cash used in operating activities	(28,271,798)

Cash flows from financing activities:
Capital subscriptions, net of subscriptions received in advance	29,065,000

Net increase in cash	793,202
Cash at beginning of period	—

Cash at end of period	$793,202

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012

1.	Organization

Lazard Alternative Strategies 1099 Fund (formerly Lazard Multi-Strategy 1099 Fund) (the “Fund”) was formed on June 28, 2011 as a Delaware statutory trust, and commenced operations on November 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund primarily invests in portfolio funds which are unregistered funds (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Fund’s investment adviser (the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory and management agreement under which it provides discretionary investment advice and day-to-day management services to the Fund (the “Advisory Agreement”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Net Asset Valuation

The net asset value of the Fund is determined as of the close of business on the last business day of each month. The Fund values interests in Portfolio Funds, valued at $24,602,408 (82.82% of total assets) as of March 31, 2012, at fair value in accordance with procedures established by the Board of Trustees of the Fund (the “Board”), which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective memoranda and articles of association, limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Fund, a fair value determination is made under procedures established by and under the general supervision of the Board.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

Fair Value Measurement: In accordance with GAAP, the Fund applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques used to develop the measurements of fair value, and a discussion of related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Fund does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Fund has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Fund classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the period ended March 31, 2012.

The following tables summarize the valuation of the Fund’s investments and the fair value hierarchy levels as of March 31, 2012:

Description	Total Fair Value at March 31, 2012	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$5,156,502	$—	$5,156,502	$—
Long/Short	7,139,403	—	7,139,403	—
Relative Value	7,740,212	—	5,491,634	2,248,578
Tactical Trading	4,566,291	—	3,465,045	1,101,246

Total Investments in Portfolio Funds	$24,602,408	$—	$21,252,584	$3,349,824

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of November 1, 2011	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers in and/or (out) of Level 3	Balance as of March 31, 2012
Relative Value	$—	$—	$123,578	$2,125,000	$—	$—	$2,248,578
Tactical Trading	—	—	101,246	1,000,000	—	—	1,101,246

Total	$—	$—	$224,824	$3,125,000	$—	$—	$3,349,824

Unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2012 is $224,824 and is included in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Fund as of March 31, 2012. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2012. During the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 120 day notice period. All Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 60 day notice period. All Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Two Portfolio Funds in this strategy, representing 8.12% of net assets, are subject to gate provisions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary portfolio managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have monthly to semi-annual liquidity, and are generally subject to a 30 to 90 day notice period. One Portfolio Fund in this strategy, representing 3.98% of net assets, allows for semi-annual redemptions and is not currently redeemable within 90 days of March 31, 2012. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

a.	Net Asset Valuation (continued)

The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Fund as of March 31, 2012.

b.	Organizational Expenses

Organizational and offering expenses of $414,509, which have been incurred through March 31, 2012, have been presented as an expense in the accompanying Statement of Operations. Organizational expenses were expensed at the time they were incurred; offering costs are amortized over a period of twelve months.

c.	Investment Income and Expense

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

d.	Gains and Losses

Realized gains and losses are calculated on a specific identification method.

e.	Fund Expenses

The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Fund also bears the management fee paid to the Investment Adviser. The Fund also bears the service fee and distribution fee paid to Lazard Asset Management Securities LLC (“LAM Securities”). Expenses are recorded on the accrual basis.

f.	Dividends and Distributions

The amount of any dividends the Fund pays will vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the Fund’s expenses, any distributions made to the Fund by Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code, as amended (the “Code”).

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

f.	Dividends and Distributions (continued)

The Fund may realize capital gains on the redemption or sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Dividends and distributions are generally taxable to shareholders.

g.	Income Taxes

The Fund is classified as an association taxable as a corporation for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M under the Internal Revenue Code of 1986, as amended. The Fund also intends to distribute substantially all of its investment company taxable income and net capital gains. Therefore, no provision for the payment of federal, state or local taxes has been made. The Fund may be subject to withholding taxes on certain dividends. The Fund’s tax returns will remain open for examination by tax authorities for a period of three years from when they are filed. The Fund is subject to examination by U.S. federal tax authorities and various state tax authorities. The Fund’s tax year-end is October 31. The first year-end subject to examination will be October 31, 2012.

The Fund follows the authoritative guidance for uncertainty in income taxes included in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 740, Income Taxes. This guidance requires the Fund to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Fund recording a tax liability that would reduce members’ capital.

The Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Fund has determined the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however, no reserves for uncertain tax positions were required for any of the Fund’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Fund recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the period ended March 31, 2012, no such amounts were recognized.

h.	Cash

At March 31, 2012, $793,202 was held in a non-interest bearing account at The Bank of New York Mellon.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

2.	Significant Accounting Policies (continued)

i.	Estimates

The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from these estimates.

3.	Management Fee, Related Party and Other Transactions

Lazard Alternatives provides certain management, administration and other services to the Fund, including, support services to the Fund, monitoring relations and communications between investors and the Fund, maintaining and preserving certain records of the Fund, assisting in the preparation of, and reviewing and approving filings with state and federal regulators, monitoring compliance with regulatory requirements and reviewing and arranging for payment of the Fund’s expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Fund’s assets and selecting Portfolio Funds and Portfolio Managers. In consideration for such services, the Fund pays Lazard Alternatives a quarterly management fee of 0.375%, computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the end of the month Fund’s net assets.

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets for the Fund’s first year of operations. As of March 31, 2012, the Fund has recorded a receivable from the Investment Adviser relating to such expense limitation in the amount of $486,800.

The Fund pays LAM Securities an ongoing quarterly distribution fee, computed monthly, of 0.0125% (0.05% on an annualized basis) of the net assets of the Fund, as compensation for the sale and marketing of the Fund’s shares. The Fund also pays LAM Securities an ongoing quarterly service fee of .0625% (0.25% on an annualized basis).

Each member of the Board (“Trustee”) who is not an “interested person” (as defined by the 1940 Act), of the Fund (“Independent Trustees”) receives an annual retainer of $6,000 plus a fee for each meeting attended. As of March 31, 2012, one Trustee is an “interested person” of the Fund. All Independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

3.	Management Fee, Related Party and Other Transactions (continued)

At March 31, 2012 the Investment Adviser had an investment in the Fund of $25,760,483, which is equal to approximately 93% of the net assets of the Fund.

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the period ended March 31, 2012 amounted to $26,125,000 and $2,182,433, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Fund to redeem from such Portfolio Funds. As of March 31, 2012, two Portfolio Funds with a fair value of $2,248,578 (9.14% of total investments in Portfolio Funds) had investor level gate provisions. As of March 31, 2012, no Portfolio Funds had suspended redemptions and certain Portfolio Funds, with a fair value of $1,101,246 (4.48% of total investments in Portfolio Funds), only allow semi-annual redemptions.

5.	Offering of Fund Shares; Quarterly Repurchase Offers

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares (defined below) more or less frequently as determined by the Board. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

The Investment Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis as of March 31st, June 30th, September 30th, and December 31st of each year.

6.	Share Capital

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value (“Shares”). All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

6.	Share Capital (continued)

Transactions for the period from November 1, 2011 (commencement of operations) to March 31, 2012 were as follows:

Number of shares issued	272,566.274
Number of shares redeemed	—

Net increase in shares outstanding	272,566.274
Shares outstanding, at beginning of period	—

Shares outstanding, at end of period	272,566.274

7.	Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Fund’s and its shareholders’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

8.	Guarantees

Were the Fund to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

9.	Recently Issued Accounting Standards

In May 2011, FASB issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation process in place and a description of the sensitivity of the fair value to changes in unobseravable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact of the Fund’s financial statements.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2012 (continued)

10.	Financial Highlights Information

For the Period November 1, 2011 (Commencement of Operations) to March 31, 2011
Per Share Operating Performance:
Net asset value at beginning of period	$100.00

Income (loss) from investment operations: (a)
Net investment loss	(0.95)
Net realized and unrealized gain from investments	2.57

Total from investment operations	1.62

Net asset value at end of period	$101.62

Ratios and Supplemental Data:
Total return (b)	1.62%
Portfolio turnover rate (b)	9.44%
Ratios to Average Net Assets: (c)
Net investment loss	(2.30%)

Expenses, before expense reimbursement	5.33%
Expense reimbursement	(3.03%)

Net expenses, after expense reimbursement	2.30%

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.

11.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than additional capital contributions of $4,205,000 that were recorded through May 1, 2012, of which $1,780,000 is included as subscriptions received in advance on the Statement of Assets, Liabilities and Net Assets.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Non-Interested Managers:

Kenneth S. Davidson (67)(3)	Trustee (May 2006)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Trustee (February 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Leon M. Pollack (71)	Trustee (August 2001)	Private Investor

Richard Reiss, Jr. (68)	Trustee (March 2002)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (64)	Trustee (August 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Manager(4):

John R. Reinsberg (55)	Trustee (September 2009)	Deputy Chairman of LAM

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited) (continued)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Managers:

Jagatnarine Churaman (39)	Chief Financial Officer (August 2003)	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of LAM

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Company

(1)	The address of each Trustee and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Manager was elected to the Board in August 2011. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM, as well as Managers of Lazard Alternative Strategies Fund, LLC a closed-end management investment company managed by the Investment Manager (collectively, the “Lazard Funds,” in total comprised of 30 investment portfolios). Each Trustee serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.

(3)	It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Adviser may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the 1940 Act) of the Company. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the 1940 Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act).
(4)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Company by virtue of his affiliation with the Investment Adviser.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	The registrant amended its Code during the period covered by this report. These amendments consisted of the following: (1) expanding the list of persons against whom each Covered Officer (as defined in the Code) must not retaliate to include “any other Covered Officer or any employee or Covered Officer of the Fund or its affiliated persons;” (2) changing the person to which each Covered Officer must report in the event of violations of the Code from the General Counsel of the Adviser (as defined in the Code) to the registrant’s Chief Legal Officer (currently, this position is occupied by the same person); (3) removing the following provision from the Code: “The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation;” (4) modifying the provision for amending the Code, although such amendment must still be approved or ratified by the registrant’s Board, including a majority of the independent Board members; (5) expanding exceptions to the confidentiality provision to include counsel to the Adviser; and (6) certain other stylistic and non-substantive changes.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code required to be disclosed herein.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Robert Solmson and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Solmson and Ms. Eckl are each “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is $41,000. The Registrant was not operational in 2010.

Audit-Related Fees

(b)	The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item is $0. The Registrant was not operational in 2010.

Tax Fees

(c)	The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $9,000. The Registrant was not operational in 2010.

All Other Fees

(d)	The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0. The Registrant was not operational in 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $468,819. The Registrant was not operational in 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Lazard Alternatives, LLC (the “Adviser”) provides investment advisory services to private investment funds and a registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, “Lazard”). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the “Procedures”) to ensure that it exercises its authority in an appropriate manner, consistent with clients’ best interests.

The Portfolio Management Team of Lazard responsible for Lazard’s fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as “routine” or “non routine.” Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote “for” routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote “against” proposals that negatively affect the rights or interests of investors in a Fund.

At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients’ best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard’s own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard’s General Counsel.

A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The registrant’s portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant’s portfolio.

Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard. Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania’s Wharton School, and a B.A. from Princeton University.

Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Registered Investment Companies*	Other Pooled Investment Vehicles*#	Other Accounts	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance*
Christian Frei	2 (131.6 M)	6 (606.5 M)	0	738.1M	3	164.4M
Christopher Boyatt	2 (131.6 M)	6 (606.5 M)	0	738.1M	3	164.4M
Chris Heasman	2 (131.6 M)	6 (606.5 M)	0	738.1M	3	164.4M

*	Total assets in accounts as of March 31, 2012.
#	Includes a feeder fund that invests substantially all of its assets in the registrant.

Potential Conflicts of Interests

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients’ interests before its own. Lazard advises private investment vehicles, hedge funds, and other managed accounts (each, a “Client”), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard’s duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

(i)	The amount of investable assets available to a particular Client;

(ii)	The liquidity needs of a particular Client;

(iii)	The available capacity of an underlying fund;

(iv)	The investment objectives or strategies of a particular Client;

(v)	The applicable investment restrictions with respect to a particular Client; and

(vi)	The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce Lazard’s investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member. The variable bonus for the portfolio managers is based on a percentage of the advisory fees (including performance fees) paid by the accounts they manage, net of certain marketing-related costs.

(a)(4)	Disclosure of Securities Ownership

At March 31, 2012, the investment managers of the Fund did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, as required by Item 22(b)(15) of Schedule 14A, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lazard Alternative Strategies 1099 Fund

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, Chief Executive Officer
(principal executive officer)

Date May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, Chief Executive Officer
(principal executive officer)

Date May 30, 2012

By (Signature and Title)*	/s/ Jagatnarine Churaman
Jagatnarine Churaman, Chief Financial Officer
(principal financial officer)

Date May 30, 2012

*	Print the name and title of each signing officer under his or her signature.